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PRICE WATERHOUSE



19 December, 1996

Astea International
55 Middlesex Turnpike
BEDFORD
MASSACHUSETTS 01730/USA




ELG DATA AB - 31 DECEMBER, 1995

Swedish Generally Accepted Auditing Standards are substantially similar to U.S. Generally Accepted Auditing Standards.


                               Stockholm 20 June, 1996

                               /s/ Christer Nirland
                               -------------------------------
                                   Christer Nirland
                                   Authorized Public Accountant